SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant
Filed by a Party other than the Registrant |X|
Check the appropriate box:
|X|    Preliminary Proxy Statement
       CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
         RULE 14A-6(E)(2))
       Definitive Proxy Statement
       Definitive Additional Materials
       Soliciting Material Pursuant to Rule 14a-12

                             Mercator Software, Inc.

                (Name of Registrant as Specified In Its Charter)

                        Strategic Software Holdings, LLC

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required

       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

       Fee paid previously with preliminary materials.
       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                        ANNUAL MEETING OF STOCKHOLDERS OF
                             MERCATOR SOFTWARE, INC.
                                __________, 2003

                              --------------------

                               PROXY STATEMENT OF
                        STRATEGIC SOFTWARE HOLDINGS, LLC

                              --------------------

         This proxy statement and the enclosed BLUE proxy card are being furnished to you, the stockholders of Mercator Software, Inc. ("Mercator or the "Company"), in connection with the solicitation of proxies by Strategic Software Holdings, LLC ("Strategic Software") for use at the 2003 annual meeting of stockholders of Mercator, and at any adjournments, postponements or reschedulings thereof (the "2003 Annual Meeting").

         Strategic Software is soliciting proxies to take the following actions at the 2003 Annual Meeting:

              (1) to elect Rodney Bienvenu, Peter J. Boni, Daniel Hoogterp, Edward Sanchez, Jr., Sean P. Sears and Michael R. Wodopian to the board of directors of Mercator, each to serve until the 2004 annual meeting of stockholders of Mercator and until their respective successors are duly elected;

              (2) to repeal any new by-laws or amendments to existing By-laws adopted by the board of directors on or since March 14, 2003; and

              (3) to transact any other business that is properly brought before the 2003 Annual Meeting.

         The 2003 Annual Meeting is scheduled to be held on __________, _________, 2003 at ______ a.m. Eastern Daylight Time at the __________________,
located at _________________. Mercator has set ________, 2003 as the record date for determining stockholders entitled to notice of and to vote at the 2003 Annual Meeting.

         Information concerning Strategic Software, its nominees and other persons who are participants in its solicitation of proxies is provided in this proxy statement under the headings "Strategic Software's Nominees" and "Information About the Participants" and in Annex A.

                                  * * * * * * *

         A PROXY MAY BE GIVEN BY ANY PERSON WHO HELD SHARES OF MERCATOR COMMON STOCK ON _______, 2003, THE RECORD DATE FOR THE 2003 ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. YOUR LATEST-DATED PROXY IS THE ONLY ONE THAT COUNTS, SO YOU MAY RETURN THE BLUE PROXY CARD EVEN IF YOU HAVE ALREADY DELIVERED A PROXY. WE URGE YOU NOT TO RETURN ANY PROXY SENT TO YOU BY MERCATOR.

         IF YOU HAVE ANY QUESTIONS ABOUT OUR SOLICITATION, OR NEED ANY ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT OUR PROXY SOLICITOR, INNISFREE M&A INCORPORATED, TOLL-FREE, AT 1-888-750-5834.

                                  * * * * * * *

         The date of this proxy statement is ______, 2003. This proxy statement and the enclosed BLUE proxy card are first being sent or given to stockholders of Mercator on or about ________, 2003.

                                  INTRODUCTION

         At the 2003 Annual Meeting, seven persons will be elected as directors of Mercator to hold office until the 2004 annual meeting and until their successors have been elected and qualified or until their earlier death, resignation or removal.

         In accordance with Mercator's amended and restated by-laws dated August 27, 1998 (the "By-laws"), Strategic Software has provided written notice to the secretary of Mercator of its intent to nominate for election to the board of directors at the 2003 Annual Meeting, and is soliciting your proxy in support of the election of, Rodney Bienvenu, Peter J. Boni, Daniel Hoogterp, Edward Sanchez, Jr., Sean P. Sears and Michael R. Wodopian and to repeal any new by-laws or amendments to existing By-laws adopted by the board of directors on or since March 14, 2003. We believe the Strategic Software nominees are highly qualified individuals based on their extensive business and professional experience. For more information regarding the Strategic Software nominees, see "Strategic Software's Nominees."

         Strategic Software is a significant shareholder in Mercator, with beneficial ownership of 1,672,500 shares, more than twice the total number of shares held directly by the current Directors of Mercator. Strategic Software is an investment firm that makes equity investments and acquisitions on behalf of itself and its investors. Based in Westport, Connecticut, the firm draws on its partners' extensive knowledge of all aspects of the enterprise software industry to execute strategic transactions.

         Strategic Software is concerned by what it considers to be Mercator's poor performance in recent years and has decided to seek the election of its slate of directors in an attempt to deliver greater value to the shareholders.

         YOUR VOTE IS IMPORTANT SO PLEASE SIGN, DATE AND MAIL YOUR BLUE PROXY CARD AT YOUR EARLIEST CONVENIENCE.

         If you wish to communicate with us regarding Mercator and the matters discussed in this proxy statement you can also contact us through our website, www.savemercator.com.

         If you have any questions concerning this proxy statement or need help voting your shares, please call:

                           INNISFREE M&A INCORPORATED
                               501 MADISON AVENUE
                                   20TH FLOOR
                               NEW YORK, NY 10022
                            TOLL-FREE: 1-888-750-5834

                                  * * * * * * *

                            WHY THE CURRENT BOARD OF
                          DIRECTORS OF MERCATOR MUST GO

         It is time to change the board of directors and senior management at Mercator. The reasons for this change are numerous. Under the current board of directors and senior management:

o Mercator's stock price has plummeted from a high of $142 per share on March 7, 2000 to just $1.33 per share as of March 12, 2003;

o Over the same period, Mercator's stock has underperformed its peers and the NASDAQ Composite, as shown in the chart below.

o Mercator's market position collapsed from 3rd to 10th between 1999 and 2001, and its Enterprise Application Integration (EAI) market share fell from 10% to 4.7% over the same period;

o Mercator's revenue has declined dramatically, down from $138.3 million to $111.9 million in 3 years;

o Yet Mercator's research and development spend has been wasted, increasing from 15% to 19% of revenue over the same time from 2000 to 2002.



                           [PERFORMANCE GRAPH OMITTED]



          Date                   MCTR          NASDAQ        Peer Group
          ----                   ----          ------        ----------
         1-Mar-00                    0              0                0

         5-Sep-00                -83.2         -19.05              -34

         5-Mar-01               -94.53         -58.23           -83.28

         4-Sep-01               -98.04         -65.66           -92.13

         4-Mar-02               -94.54         -60.73           -82.30

         3-Sep-02               -98.57         -73.64           -96.07

         3-Mar-03               -98.69         -73.44           -95.77

         The board of directors and management of Mercator have watched and not acted as the Company has wasted away. They are not focused on restoring stockholder value. SSH, as Mercator's largest shareholder, asked company directors in January 2003 to appoint an investment bank to explore options to salvage value for Mercator stockholders, including the sale of the business. Mercator's current board of directors refused.


                          STRATEGIC SOFTWARE'S NOMINEES

         Strategic Software has put together a slate of highly qualified nominees whom we believe have the expertise necessary to restore value to the shareholders of Mercator, the true owners of the Company.

         Our nominees are wholly independent of Mercator's current management and are committed to exploring all alternatives to increase stockholder value. If elected, Strategic Software's nominees are committed to acting in the best interest of Mercator's stockholders and, subject to their fiduciary duties as directors of Mercator, will pursue their efforts diligently and promptly.

CERTAIN INFORMATION ABOUT OUR NOMINEES

         Set forth below are the name, age, business address, present principal occupation, employment history and directorships of publicly-held companies of each of the Strategic Software group nominees for at least the past five years. This information has been furnished to Strategic Software by the respective nominees. Each of the Strategic Software nominees has consented to serve as a director of the Company. Each of the Strategic Software group nominees is at least 18 years of age. None of the entities referenced below is a parent or subsidiary of the Company.

NAME AND BUSINESS ADDRESS       AGE        PRESENT PRINCIPAL OCCUPATION AND FIVE YEAR BUSINESS EXPERIENCE
Rodney Bienvenu                  37  Mr. Bienvenu is currently Chairman and CEO of Strategic Software.
1465 Post Road East                  Prior to his current position, he served as Chief Planning Officer and
Westport, CT 06880                   President, divine Software Services, a division of divine, inc., a publicly traded software company. He was President and CEO of
                                     SageMaker, Inc., a digital asset management provider, for more than five years prior to 2001.

Peter J. Boni                   57   Mr. Boni is currently Chairman & CEO of Surebridge, Inc., an outsourcer
10 Maguire Road, Suite 332           of software applications, IT infrastructure and business processes.  He
Lexington, MA 02421                  has over 20 years' experience as a high technology CEO.  Mr. Boni was previously CEO of Prime Response, an applications software company.
                                     Prior to his employment with Prime Response, Mr. Boni was President and
                                     CEO of Cayenne Software until its acquisition by Sterling Software.
                                     Previously, Mr. Boni served as president of the Software and
                                     Information Services Group of Paramount Communications, Inc. (now
                                     Viacom, Inc.).

Daniel Hoogterp                 43   Mr. Hoogterp is founder and CEO of TQuist. Mr. Hoogterp also presently
3 Cherry Hill Circle, Suite          serves as a technology advisor to several firms, including GlobalNet
102, Monroe, CT  06468               Venture Partners, LLC and ECS Energy, Inc. Prior to TQuist, he served as EVP and Chief Technology Officer of Enamics, Inc., a provider of
                                     Business Technology Management software. Prior to Enamics, he served as
                                     CTO of SageMaker, Inc., an enterprise portal software firm. Prior to
                                     SageMaker, Mr. Hoogterp was founder and CEO of Retrieval Technologies
                                     Inc. (RTI), a real time news and multimedia product firm, which merged with SageMaker in 1999.  Prior to RTI, he had instrumental roles in technology development for products of IBM, MCI, Sprint, and Industrial
                                     Network Solutions.

Edward Sanchez, Jr.             37   Mr. Sanchez wholly owns and controls ES Advisors LLC, a Delaware
150 E. 52nd St. 2nd Floor            limited liability company established in 2001.  ES Advisors LLC is the
New York, NY 10022                   General Partner for ES Capital Partners LLP, a technology investment fund. For more than five years prior to the formation of ES Advisors
                                     LLC, Mr. Sanchez served as a fund manager for Travelers Insurance (a division of CitiGroup).

Sean P. Sears                   42   Since 2000, Mr. Sears has served as President and Chief Executive
TD Centre                            Officer of abridean, inc., a privately held software company that he
1791 Barrington St., 4th Floor       founded. From 1998 through 2000, Mr. Sears was president of Ogden Pong
Halifax, Nova Scotia  B3J 3K9        Venture Management, a private investment firm that he founded.
Canada                               Previously, he co-founded and was President of Cycor Communications, a national internet service provider.

                                       4


NAME AND BUSINESS ADDRESS      AGE        PRESENT PRINCIPAL OCCUPATION AND FIVE YEAR BUSINESS EXPERIENCE
Michael R. Wodopian             50   Mr. Wodopian is currently the Director of Marketing, Optical Products
9750 Goethe Road, Sacramento,        Group with Intel Corporation, the world's largest chip maker, and a
CA  95827                            leading manufacturer of computer, networking and communications products, and he has held a number of general management, business development and marketing positions within Intel since 1999, when he joined Intel through its acquisition of Level One Communications.  At
                                     Level One Communications, Mr. Wodopian was the Vice President of
                                     Business Development and Strategic Planning.


         The number of shares of the Company's common stock beneficially owned by and the percentage beneficial ownership of each of Strategic Software's nominees as of the date of this proxy statement are as follows:

                                                NUMBER OF SHARES                      PERCENTAGE
     STRATEGIC SOFTWARE NOMINEE           BENEFICIALLY OWNED (1), (2)                OWNERSHIP(3)
     --------------------------           ---------------------------                ------------

Rodney Bienvenu (4)                                   1,672,500                           4.84%
Peter J. Boni                                                 0                             0
Daniel Hoogterp                                               0                             0
Edward Sanchez, Jr.(5)                                   36,610                             *
Sean P. Sears                                             3,450                             *
Michael R. Wodopian                                           0                             0
         Total                                        1,712,560                           4.96%

*Less than 1% of the outstanding shares of common stock of the Company.

     (1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

     (2) Under the rules of the SEC, the Strategic Software nominees may be deemed to be members of a group and, as a result, each Strategic
         Software nominee may be deemed to beneficially own shares of common stock beneficially owned by each of the other Strategic Software nominees. Each of the Strategic Software nominees disclaims beneficial ownership of the shares of common stock beneficially owned by any of the other Strategic Software nominees.

     (3) Calculated based on 34,528,560 shares of common stock outstanding as of November 8, 2002, as reported in the Company's Quarterly Report on Form
         10-Q for the quarterly period ended September 30, 2002, filed with the SEC on November 13, 2002.

     (4) Consists of 1,672,500 shares of common stock owned by Broken Arrow I, L.P., of which Strategic Software is the managing partner. Mr. Bienvenu is the Chairman and Chief Executive Officer of Strategic Software and has shared voting and dispositive power with respect to the 1,672,500 shares of common stock owned by Broken Arrow I, L.P.

                                       5


     (5) Includes warrants to purchase 17,410 shares of common stock which are currently exercisable for $8.98 per share held by ES Capital Partners
         LLP, of which ES Advisors LLC is the general partner. Mr. Sanchez wholly owns and controls ES Advisors LLC and would have sole voting and dispositive power with respect to shares of common stock issued pursuant to the warrant owned by ES Capital Partners LLP. Also includes
         19,200 shares of common stock in an account owned by First New York
         Securities, L.L.C. and managed by Mr. Sanchez. Mr. Sanchez has shared voting and dispositive power with respect to such shares of common stock owned by First New York Securities, L.L.C.


         To the best knowledge of Strategic Software, none of the Strategic Software nominees is employed by the Company. All of the Strategic Software nominees are citizens of the United States.

         To the best knowledge of Strategic Software, none of Strategic Software, any of the persons participating in this proxy solicitation on behalf of Strategic Software and the Strategic Software nominees within the past five years (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws; (iii) were parties to a civil proceeding which ultimately mandated activities that were subject to federal securities laws.

         Except as set forth in this proxy statement or in the annexes hereto, to the best knowledge of the Strategic Software, none of Strategic Software, any of the persons participating in this proxy solicitation on behalf of the Strategic Software, the Strategic Software nominees and, with respect to items
(i), (vii) and (viii) of this paragraph, any associate (within the meaning of Rule 14a-1 of the Securities Exchange Act of 1934) of the foregoing persons (i) owns beneficially, directly or indirectly, any securities of the Company, (ii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company, (iii) owns any securities of the Company of record but not beneficially, (iv) has purchased or sold any securities of the Company within the past two years, (v) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (vi) is or has within the past year been a party to any contract, arrangement or understanding with respect to any securities of the Company, (vii) since the beginning of the Company's last fiscal year has been indebted to the Company or any of its subsidiaries in excess of $60,000 or (viii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. In addition, except as set forth in this proxy statement or in the annexes hereto, to the best knowledge of the Strategic Software, none of Strategic Software, any of the persons participating in this proxy solicitation on behalf of the Strategic Software, the Strategic Software nominees and any associates of the foregoing persons, has had or is to have a direct or indirect material interest in any transaction or proposed transaction with the Company in which the amount involved exceeds $60,000, since the beginning of the Company's last fiscal year.

         Except as set forth in this proxy statement or in the annexes hereto, to the best knowledge of Strategic Software, none of the Strategic Software nominees, since the beginning of the Company's last fiscal year, has been affiliated with (i) any entity that made or received, or during the Company's current fiscal year proposes to make or receive, payments to or from the Company or its subsidiaries for property or services in excess of five percent of either the Company's or such entity's consolidated gross revenues for its last full fiscal year, or (ii) any entity to which the Company or its subsidiaries were indebted at the end of the Company's last full fiscal year in an aggregate amount exceeding five percent of the Company's total consolidated assets at the end of such year. None of the Strategic Software nominees is or during the Company's last fiscal year has been affiliated with any law or investment banking firm that has performed or proposes to perform services for the Company.

         To the best knowledge of Strategic Software, none of the corporations or organizations in which the Strategic Software nominees have conducted their principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and the Strategic Software nominees do not hold any position or office with the Company or have any family relationship with any executive officer or director of the Company or have been involved in any proceedings, legal or otherwise, of the type required to be disclosed by the rules governing this solicitation.

         Strategic Software has agreed to pay each Strategic Software nominee any out-of-pocket expenses and/or losses incurred by such nominee that arise from investigating or defending any claim brought against him with respect to actions taken in connection with the solicitation of proxies to which this proxy statement relates, other than claims resulting from the nominee's bad faith, willful misconduct or gross negligence.

         Each of the Strategic Software nominees, if elected, will be entitled to receive compensation customarily paid by the Company to its independent directors, which compensation is described in the proxy statement with respect to the 2002 Annual Meeting of Stockholders of the Company filed by the Company on April 15, 2002.

         We have no reason to believe that any of the Strategic Software nominees will be disqualified or unwilling or unable to serve if elected. Strategic Software reserves the right to nominate substitute persons if Mercator makes or announces any changes to its By-laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Strategic Software nominees. In addition, if any additional directorships are to be voted upon at the 2003 Annual Meeting, Strategic Software reserves the right to nominate additional persons to fill the added positions. Shares represented by proxies given to us will be voted for any substitute or additional nominees of Strategic Software.

         Pursuant to documents previously filed with the Securities and Exchange Commission, the election of the Strategic Software nominees at the 2003 Annual Meeting may trigger certain change of control provisions. There can be no assurance that the Company will not experience adverse consequences as a result of any change of control.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         No Strategic Software nominee has failed to file reports related to Mercator that are required by Section 16(a) of the Securities Exchange Act of 1934, as amended.


         WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD (AND NOT TO RETURN ANY PROXY CARD SENT TO YOU BY MERCATOR) TO HELP US PURSUE THE STRATEGIC SOFTWARE PLAN.

                                  * * * * * * *

     STRATEGIC SOFTWARE STRONGLY BELIEVES THAT IT IS IN THE BEST INTEREST OF
       STOCKHOLDERS TO ELECT THE STRATEGIC SOFTWARE NOMINEES AT THE 2003
                                ANNUAL MEETING.

       YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

          WE STRONGLY RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF THE STRATEGIC SOFTWARE NOMINEES AND TO REPEAL ANY NEW BY-LAWS OR
       AMENDMENTS TO EXISTING BY-LAWS ADOPTED BY THE BOARD OF DIRECTORS ON OR SINCE MARCH 14, 2003 BY SIGNING, DATING AND RETURNING THE BLUE PROXY
                CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE TODAY!


                                   * * * * * *

                                VOTING PROCEDURES

HOW DO I VOTE IN PERSON?

         If you owned Mercator common stock on the record date, _______, 2003, you may attend the 2003 Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question "What if I am not the record holder of my shares?" If you hold your shares in the name of a bank or broker, you will not be able to vote in person at the Annual Meeting, unless you have previously specially requested and obtained a `legal proxy" from your bank or broker and present it at the Annual Meeting.

HOW DO I VOTE BY PROXY?

         To vote by proxy, you should complete, sign and date the enclosed BLUE proxy card and return it promptly in the enclosed postage-paid envelope.

         To be able to vote your shares in accordance with your instructions at the 2003 Annual Meeting, we must receive your proxy as soon as possible but in any event prior to their being voted at the meeting..

WHAT IF I AM NOT THE RECORD HOLDER OF MY SHARES?

         If your shares are held in the name of a brokerage firm, bank nominee or other institution ("Custodian"), only it can give a proxy with respect to your shares. You may have received either a blank, executed proxy card from your Custodian (which you can complete and send directly to Strategic Software) or an instruction card (which you can complete and return to the Custodian to direct its voting of your shares). If your Custodian has not sent you either a blank, executed proxy card or an instruction card, you may contact the Custodian directly to provide it with instructions. If you need assistance, please contact our solicitor, Innisfree M&A Incorporated, toll-free at 1-888-750-5834.

         If your shares are held in the name of a Custodian, and want to vote in person at the 2003 Annual Meeting, you may specially request a document called a "legal proxy" from the Custodian and bring it to the 2003 Annual Meeting. If you need assistance, please contact our solicitor, Innisfree M&A Incorporated, toll-free at 1-888-750-5834.

WHAT SHOULD I DO IF I RECEIVE A WHITE PROXY CARD?

         Proxies on the white proxy card are being solicited by the incumbent board of directors of Mercator. If you submit a proxy to us by signing and returning the enclosed BLUE proxy card, do not sign or return the white proxy card or follow any voting instructions provided by Mercator unless you intend to change your vote, because only your latest-dated proxy will be counted.

         If you have already sent a white proxy card to Mercator, you may revoke it and provide your support to the Strategic Software nominees by signing, dating and returning the enclosed BLUE proxy card.

WHAT IF I WANT TO REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is voted on your behalf. You may do so in three ways:

     o By delivering a later-dated proxy to either Innisfree M&A Incorporated or the secretary of Mercator; or

     o By delivering a written notice of revocation to either Innisfree M&A Incorporated or the secretary of Mercator; or

     o   By voting in person at the 2003 Annual Meeting.

         If you choose to revoke a proxy by giving written notice or a later-dated proxy to the secretary of Mercator, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending us a copy of your revocation of proxy or by calling Innisfree M&A Incorporated toll-free at 1-888-750-5834. REMEMBER, YOUR LATEST-DATED PROXY IS THE ONLY ONE THAT COUNTS.

IF I PLAN TO ATTEND THE 2003 ANNUAL MEETING, SHOULD I STILL SUBMIT A PROXY?

         Whether you plan to attend the 2003 Annual Meeting or not, we urge you to submit a BLUE proxy. Returning the enclosed proxy card will not affect your right to attend the 2003 Annual Meeting and vote.

WHO CAN VOTE?

         You are eligible to vote or to execute a proxy only if you owned Mercator common stock on the record date for the 2003 Annual Meeting, _________, 2003. Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the 2003 Annual Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares. Based upon the preliminary proxy statement filed by Mercator on _____ , 2003, shares of Mercator common stock were outstanding on the record date for the 2003 Annual Meeting.

HOW MANY VOTES DO I HAVE?

         With respect to each matter to be considered at the 2003 Annual Meeting, each stockholder will have one vote for each share of Mercator common stock held by it on the record date. Based on documents publicly filed by the Company, the Company has no outstanding voting securities other than its common stock.

HOW WILL MY SHARES BE VOTED?

         If you give a proxy on the accompanying BLUE proxy card, your shares will be voted as you direct. If you submit a proxy to us without instructions, our representatives will vote your shares in favor of our nominees. Submitting a BLUE proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the 2003 Annual Meeting.

         Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

WHAT IS A QUORUM AND WHY IS IT NECESSARY?

         Conducting business at the 2003 Annual Meeting requires a quorum. For a quorum to exist, stockholders representing a majority of the votes eligible to be cast must be present in person or represented by proxy. Under the Delaware General Corporation Law, Mercator's certificate of incorporation and By-laws, abstentions and broker non-votes are treated as present for purposes of determining whether a quorum exists.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AND HOW WILL VOTES BE COUNTED?

         If a quorum is present, directors will be elected by a plurality of the votes cast. This means that the seven nominees receiving the highest number of votes will be elected as directors. Accordingly, abstentions and broker non-votes do not have the effect of a vote against the election of any nominees. Stockholders do not have the right to cumulate their votes.

         Each proposal other than the election of directors will be adopted if a majority of the shares represented at the meeting and entitled to vote on the proposal are voted in its favor. Accordingly, abstentions on each such proposal will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against any such proposal.

HOW CAN I RECEIVE MORE INFORMATION?

         If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call Innisfree M&A Incorporated, toll-free at 1-888-750-5834.

                           REPEAL OF BY-LAW PROVISIONS

         Strategic Software urges you to vote for the proposal to repeal any new by-laws or amendments to existing By-laws adopted by the board of directors on or since March 14, 2003. The purpose of this proposal is to restrain the board of directors from using new by-laws or amended By-laws to prevent the stockholders from accomplishing the objectives described in this proxy statement.

                          OTHER MATTERS TO BE VOTED ON

         This proxy solicitation is being made by Strategic Software and not on behalf of the board of directors or management of the Company. Strategic Software is not aware of any other matters to be brought before the Company's 2003 annual meeting, but the Company has not yet filed its proxy statement relating to the 2003 Annual Meeting. Should other matters be brought before the 2003 annual meeting, by having signed and returned the enclosed BLUE proxy card, you will have authorized the persons named as proxies in the enclosed BLUE proxy card to vote on all such matters in their discretion.

         Strategic Software expects that the Company's proxy statement relating to the 2003 Annual Meeting, once filed, will contains information regarding (1) securities ownership of certain beneficial owners and management of the Company;
(2) the committees of the board of directors; (3) the meetings of the board of directors and all committees thereof; (4) the business background and employment biographies of the Company's nominees for election to the board of directors;
(5) the compensation and remuneration paid and payable to the Company's directors and management; and (6) the Company's stock price performance in relation to an assumed group of "peers" or market-based indices. The Company's stockholders are referred to the Company's definitive proxy statement in connection with the 2003 Annual Meeting for this information.

                             SOLICITATION OF PROXIES

         The solicitation to which this proxy statement relates is being made by Strategic Software. Strategic Software may solicit proxies in person and by mail, press release, advertisement, telephone, telecopier, telegraph, electronic mail, web page publication and other similar means. No person identified above has or will receive compensation for soliciting proxies.

         Strategic Software will ask banks, brokers, custodians, nominees, other institutional holders and other fiduciaries to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. Strategic Software will reimburse those institutions for reasonable expenses that they incur in connection with forwarding our materials.

         Strategic Software has retained Innisfree M&A Incorporated to solicit proxies on its behalf in connection with the 2003 Annual Meeting. Innisfree M&A Incorporated may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries and will employ approximately 40 people in its efforts. Strategic Software has agreed to reimburse Innisfree M&A Incorporated for its reasonable expenses, to indemnify it against certain losses, costs and expenses, and to pay it fees not to exceed $115,000. The agreement between Strategic Software and Innisfree M&A Incorporated may be extended for an additional fee.

         The entire expense of our proxy solicitation is being borne by Strategic Software. Strategic Software may, particularly if the Strategic Software nominees are elected to the Company's board of directors, seek reimbursement of our expenses from the Company. Strategic Software does not intend to seek stockholder approval of any such reimbursement.

         In addition to the costs related to the engagement of Innisfree M&A Incorporated, costs related to our solicitation of proxies include expenditures for printing, postage, legal services and other related items. Total expenditures are expected to be approximately $475,000. Total payment of costs to date in furtherance of our proxy solicitation is approximately $207,000.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         To be included in Mercator's proxy statement for the 2004 annual meeting of Mercator stockholders (the "2004 Meeting"), a proposal by a stockholder must generally be received at the Company's principal executive offices not less than 120 calendar days before the anniversary of the date on which the Company mails its proxy statement in connection with the 2003 Annual Meeting. However, if the 2004 Meeting is more than 30 days from the first anniversary of the 2003 Annual Meeting, the deadline for submitting a proposal is a reasonable time before the Company begins to print and mail its proxy materials for the 2004 Meeting.

         In addition, the Company's By-laws require advance notice for any stockholder nomination or proposal in connection with any annual or special meeting of stockholders. Under the Company's By-laws, proposals for the 2004 Meeting generally must be received by the Company at its principal executive offices not fewer than 60 or more than 90 days before the first anniversary of the 2003 Annual Meeting. However, if the 2004 Meeting is more than 30 days before or 60 days after the first anniversary of the 2003 Annual Meeting, such proposal must be delivered not earlier than the close of business on the 90th day prior to the 2004 Meeting and not later than the close of business on the 60th day prior to the 2004 Meeting or the close of business on the 10th day following the date that the 2004 Meeting is publicly disclosed.

                     INFORMATION REGARDING THE PARTICIPANTS

         Strategic Software and the Strategic Software nominees are participants in Strategic Software's solicitation of proxies for the 2003 Annual Meeting within the meaning of the federal securities laws. Additional information related to Strategic Software, including its beneficial ownership of Mercator common stock, is set forth on Annex A to this proxy statement and is incorporated into this proxy statement by reference. None of the participants is party to any commercial dealing with Mercator or its subsidiaries that is required to be discussed in this proxy statement by the federal securities laws. Information in this proxy statement about each participant was provided by that participant.

                        INFORMATION REGARDING THE COMPANY

         The information concerning the Company contained in this proxy statement and the annexes hereto has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Strategic Software has no knowledge that would indicate that statements relating to the Company contained in this proxy statement in reliance upon publicly available information are inaccurate or incomplete. Strategic Software, however, has not been given access to the books and records of the Company, was not involved in the preparation of such information and statements, and is not in a position to verify, or make any representation with respect to the accuracy or completeness of, any such information or statements.

         Annex B sets forth information obtained from Mercator's public filings related to the beneficial ownership of Mercator common stock and is incorporated in this proxy statement by reference.


                                   * * * * * *


         WE URGE YOU TO VOTE YOUR SHARES IN FAVOR OF THE STRATEGIC SOFTWARE NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

              Questions or requests for additional copies of this
                     proxy statement should be directed to:

                           INNISFREE M&A INCORPORATED
                               501 MADISON AVENUE
                                   20TH FLOOR
                               NEW YORK, NY 10022

                            TOLL FREE: 1-888-750-5834



Date:   March __, 2003              By:
                                       -----------------------------------------
                                       Rodney Bienvenu
                                       Chairman and CEO

                                                                         ANNEX A

               INFORMATION REGARDING STRATEGIC SOFTWARE AND OTHER
                   PARTICIPANTS IN ITS SOLICITATION OF PROXIES

         Strategic Software, Broken Arrow I, L.P. and the Strategic Software nominees are participants (the "Participants" and, each, a "Participant") in the solicitation of proxies in support of electing the Strategic Software nominees to the board of directors of Mercator. The Strategic Software nominees are Rodney Bienvenu, Peter J. Boni, Daniel Hoogterp, Edward Sanchez, Jr., Sean P. Sears and Michael R. Wodopian.

         Strategic Software is a Connecticut limited liability company and an investment firm that makes equity investments and acquisitions on behalf of itself and its investors. Strategic Software is the general partner of Broken Arrow I, L.P., a Delaware limited partnership, which is principally engaged in the business of investing and holding securities in various entities. The principal place of business of both Strategic Software and Broken Arrow I, L.P. is 1465 East Post Road, Second Floor, Westport, Connecticut 06880.

SECURITY OWNERSHIP

         The number of shares of the Company's common stock beneficially owned and percentage beneficial ownership of each Participant, other than the Strategic Software nominees whose common stock ownership is set forth in the proxy statement to which this annex is attached, as of the date of this proxy statement are as follows:

                NAME                            NUMBER OF SHARES                      PERCENTAGE
                                          BENEFICIALLY OWNED (1), (2)                OWNERSHIP(3)
        --------------------------        ---------------------------                ------------

Strategic Software (4)                                1,672,500                           4.84%

     (1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

     (2) Under the rules of the SEC, the Strategic Software nominees may be deemed to be members of a group and, as a result, each Strategic
         Software nominee may be deemed to beneficially own shares of common stock beneficially owned by each of the other Strategic Software nominees. Each of the Strategic Software nominees disclaims beneficial ownership of the shares of common stock beneficially owned by any of the other Strategic Software nominees.

     (3) Calculated based on 34,528,560 shares of common stock outstanding as of November 8, 2002, as reported in the Company's Quarterly Report on Form
         10-Q for the quarterly period ended September 30, 2002, filed with the SEC on November 13, 2002.

     (4) Represents shares beneficially owned by Broken Arrow I, L.P.. Strategic
         Software has the power to determine how to vote and whether or not to dispose of such shares in its capacity as the general partner of Broken
         Arrow I and thus may be deemed to be the beneficial owner of such shares..


         No Participant and no associate of any Participant (within the meaning of the federal proxy rules) beneficially owns any securities of Mercator other than common stock (and the accompanying rights under Mercator's rights agreement) and the options described above or in the proxy statement to which this annex is attached. No Participant beneficially owns any securities of any parent or subsidiary of Mercator. No Participant has record but not beneficial ownership with respect to any securities of Mercator.

TRANSACTIONS IN MERCATOR SECURITIES

         Other than the transactions described below, no Participant has purchased or sold any securities of Mercator in the past two years. Mr. Sanchez manages shares of c

                            TRANSACTIONS IN MERCATOR
                          COMMON STOCK BY PARTICIPANTS
                          ----------------------------

                                    DATE OF           NATURE OF               NUMBER OF SHARES OF
     NAME OF PARTICIPANT          TRANSACTION        TRANSACTION             MERCATOR COMMON STOCK
     -------------------          -----------        -----------             ---------------------
       Broken Arrow I               11/19/02           Purchase                   2,000,000
       Broken Arrow I               12/13/02           Purchase                      25,000
       Broken Arrow I               12/13/02           Purchase                       7,800
       Broken Arrow I               12/13/02           Purchase                       5,000
       Broken Arrow I               12/13/02           Purchase                      12,200
       Broken Arrow I               12/23/02           Purchase                      30,000
       Broken Arrow I               01/23/03             Sell                        10,000
       Broken Arrow I               01/23/03             Sell                        15,000
       Broken Arrow I               01/24/03             Sell                         3,200
       Broken Arrow I               01/24/03             Sell                         3,700
       Broken Arrow I               01/24/03             Sell                         6,300
       Broken Arrow I               01/24/03             Sell                        10,000
       Broken Arrow I               01/24/03             Sell                        10,000
       Broken Arrow I               01/24/03             Sell                        10,000
       Broken Arrow I               01/24/03             Sell                        15,000
       Broken Arrow I               01/24/03             Sell                        20,900
       Broken Arrow I               01/24/03             Sell                        20,900
       Broken Arrow I               01/28/03             Sell                         7,500
       Broken Arrow I               01/29/03             Sell                         5,000
       Broken Arrow I               01/30/03             Sell                         3,000
       Broken Arrow I               01/30/03             Sell                        10,000
       Broken Arrow I               01/30/03             Sell                        17,000
       Broken Arrow I               01/30/03             Sell                        80,000
       Broken Arrow I               01/31/03             Sell                           200
       Broken Arrow I               01/31/03             Sell                         1,100
       Broken Arrow I               01/31/03             Sell                         2,300
       Broken Arrow I               01/31/03             Sell                         4,100
       Broken Arrow I               01/31/03             Sell                         4,200
       Broken Arrow I               01/31/03             Sell                         5,000
       Broken Arrow I               01/31/03             Sell                         5,000
       Broken Arrow I               01/31/03             Sell                         5,100
       Broken Arrow I               01/31/03             Sell                         5,400
       Broken Arrow I               01/31/03             Sell                         7,500
       Broken Arrow I               01/31/03             Sell                        16,300
       Broken Arrow I               01/31/03             Sell                        26,300
       Broken Arrow I               02/03/03             Sell                        40,000
       Broken Arrow I               02/03/03             Sell                        34,500
      Edward Sanchez, Jr. --         10/16/2001            Sell                      19,000
     First New York Securities

                                       14


      Edward Sanchez, Jr. --         10/17/2001            Sell                      20,000
     First New York Securities
      Edward Sanchez, Jr. --         10/18/2001            Sell                      32,500
     First New York Securities
      Edward Sanchez, Jr. --         10/19/2001            Sell                      30,100
     First New York Securities
      Edward Sanchez, Jr. --         10/24/2001            Sell                      10,000
     First New York Securities
      Edward Sanchez, Jr. --         10/25/2001            Sell                       9,900
     First New York Securities
      Edward Sanchez, Jr. --         10/26/2001            Sell                      25,000
     First New York Securities
      Edward Sanchez, Jr. --         10/30/2001            Sell                       7,000
     First New York Securities
      Edward Sanchez, Jr. --         11/08/2001            Sell                       3,600
     First New York Securities
      Edward Sanchez, Jr. --         11/08/2001            Sell                       7,200
     First New York Securities
      Edward Sanchez, Jr. --         11/08/2001            Sell                       7,200
     First New York Securities
      Edward Sanchez, Jr. --         11/16/2001          Purchase                    20,000
     First New York Securities
      Edward Sanchez, Jr. --         11/19/2001            Sell                      10,000
     First New York Securities
      Edward Sanchez, Jr. --         11/20/2001          Purchase                    10,000
     First New York Securities
      Edward Sanchez, Jr. --         11/26/2001          Purchase                    10,000
     First New York Securities
      Edward Sanchez, Jr. --         11/28/2001          Purchase                    10,000
     First New York Securities
      Edward Sanchez, Jr. --         11/29/2001            Sell                      30,000
     First New York Securities
      Edward Sanchez, Jr. --         11/30/2001          Purchase                    15,000
     First New York Securities
      Edward Sanchez, Jr. --         12/06/2001            Sell                       5,500
     First New York Securities
      Edward Sanchez, Jr. --         12/07/2001            Sell                       9,500
     First New York Securities
      Edward Sanchez, Jr. --         12/18/2001          Purchase                     7,500
     First New York Securities
      Edward Sanchez, Jr. --         12/20/2001          Purchase                     4,000
     First New York Securities
      Edward Sanchez, Jr. --         12/27/2001          Purchase                     4,500
     First New York Securities
      Edward Sanchez, Jr. --         12/28/2001          Purchase                     5,000
     First New York Securities
      Edward Sanchez, Jr. --         12/31/2001          Purchase                    19,000
     First New York Securities
      Edward Sanchez, Jr. --         01/03/2002            Sell                      25,000
     First New York Securities
      Edward Sanchez, Jr. --         01/07/2002          Purchase                     6,000
     First New York Securities
      Edward Sanchez, Jr. --         01/07/2002            Sell                       6,000
     First New York Securities
      Edward Sanchez, Jr. --         01/09/2002            Sell                      25,000
     First New York Securities

                                       15


      Edward Sanchez, Jr. --         02/13/2002          Purchase                    24,900
     First New York Securities
      Edward Sanchez, Jr. --         02/13/2002            Sell                      24,900
     First New York Securities
      Edward Sanchez, Jr. --         01/06/2003          Purchase                    10,000
     First New York Securities
      Edward Sanchez, Jr. --         01/09/2003          Purchase                    16,500
     First New York Securities
      Edward Sanchez, Jr. --         01/10/2003            Sell                      10,100
     First New York Securities
      Edward Sanchez, Jr. --         01/17/2003            Sell                       9,200
     First New York Securities
      Edward Sanchez, Jr. --         02/05/2003            Sell                      12,400
     First New York Securities
      Edward Sanchez, Jr. --         02/05/2003          Purchase                    35,000
     First New York Securities
      Edward Sanchez, Jr. --         02/06/2003            Sell                       3,000
     First New York Securities
      Edward Sanchez, Jr. --         02/07/2003            Sell                       7,600
     First New York Securities
      Edward Sanchez, Jr. --         09/10/2001          Purchase                    50,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         09/17/2001          Purchase                    10,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         09/18/2001          Purchase                    15,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         09/19/2001          Purchase                     5,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         09/19/2001          Purchase                    75,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/02/2001            Sell                      125,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/05/2001            Sell                      25,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/06/2001            Sell                       5,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/08/2001            Sell                      52,800
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/09/2001            Sell                      22,700
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/13/2001            Sell                      52,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/14/2001            Sell                      10,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/15/2001            Sell                      21,400
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/15/2001          Purchase                      100
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/19/2001          Purchase                    18,800
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/21/2001          Purchase                    12,500
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/26/2001          Purchase                    35,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         11/30/2001          Purchase                    15,000
       ES Capital Partners LP

                                       16


      Edward Sanchez, Jr. --         12/04/2001            Sell                      25,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         12/05/2001            Sell                      47,500
       ES Capital Partners LP
      Edward Sanchez, Jr. --         12/06/2001          Purchase                    15,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         12/12/2001            Sell                      15,100
       ES Capital Partners LP
      Edward Sanchez, Jr. --         12/13/2001            Sell                      19,400
       ES Capital Partners LP
      Edward Sanchez, Jr. --         12/14/2001            Sell                      90,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         12/28/2001            Sell                        500
       ES Capital Partners LP
      Edward Sanchez, Jr. --         12/31/2001          Purchase                    15,400
       ES Capital Partners LP
      Edward Sanchez, Jr. --         01/03/2002            Sell                      25,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         01/08/2002            Sell                      10,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         01/09/2002            Sell                      35,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         01/11/2002            Sell                      35,400
       ES Capital Partners LP
      Edward Sanchez, Jr. --         04/04/2002            Sell                      69,600
       ES Capital Partners LP
      Edward Sanchez, Jr. --         04/11/2002            Sell                        38
       ES Capital Partners LP
      Edward Sanchez, Jr. --         04/25/2002          Purchase                    25,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         04/26/2002          Purchase                     2,500
       ES Capital Partners LP
      Edward Sanchez, Jr. --         04/29/2002          Purchase                     7,500
       ES Capital Partners LP
      Edward Sanchez, Jr. --         05/08/2002            Sell                      15,700
       ES Capital Partners LP
      Edward Sanchez, Jr. --         05/09/2002            Sell                        800
       ES Capital Partners LP
      Edward Sanchez, Jr. --         05/23/2002            Sell                       6,800
       ES Capital Partners LP
      Edward Sanchez, Jr. --         05/28/2002            Sell                       3,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         06/28/2002            Sell                       5,800
       ES Capital Partners LP
      Edward Sanchez, Jr. --         10/10/2002          Purchase                    10,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         10/15/2002            Sell                      12,900
       ES Capital Partners LP
      Edward Sanchez, Jr. --         01/06/2003          Purchase                    10,000
       ES Capital Partners LP
      Edward Sanchez, Jr. --         01/13/2003            Sell                      10,000
       ES Capital Partners LP
        Edward Sanchez, Jr.          07/26/2001          Purchase                    10,500
        Edward Sanchez, Jr.          07/26/2001          Purchase                     3,500

                                       17


        Edward Sanchez, Jr.          07/27/2001          Purchase                     3,500
        Edward Sanchez, Jr.          07/27/2001          Purchase                     2,000
        Edward Sanchez, Jr.          07/27/2001          Purchase                      500
        Edward Sanchez, Jr.          07/27/2001          Purchase                     3,000
        Edward Sanchez, Jr.          07/27/2001          Purchase                      600
        Edward Sanchez, Jr.          07/30/2001          Purchase                     1,400
        Edward Sanchez, Jr.          07/31/2001          Purchase                    13,400
        Edward Sanchez, Jr.          07/31/2001          Purchase                     3,500
        Edward Sanchez, Jr.          07/31/2001          Purchase                     1,000
        Edward Sanchez, Jr.          07/31/2001          Purchase                      100
        Edward Sanchez, Jr.          08/29/2001          Purchase                     2,000
        Edward Sanchez, Jr.          08/29/2001          Purchase                     5,900
        Edward Sanchez, Jr.          08/29/2001          Purchase                     1,100
        Edward Sanchez, Jr.          08/29/2001          Purchase                      500
        Edward Sanchez, Jr.          08/29/2001          Purchase                      500
        Edward Sanchez, Jr.          08/31/2001          Purchase                     6,100
        Edward Sanchez, Jr.          08/31/2001          Purchase                     3,000
        Edward Sanchez, Jr.          08/31/2001          Purchase                     2,000
        Edward Sanchez, Jr.          09/04/2001          Purchase                     5,900
        Edward Sanchez, Jr.          09/04/2001          Purchase                     5,000
        Edward Sanchez, Jr.          09/05/2001          Purchase                     7,900
        Edward Sanchez, Jr.          09/05/2001          Purchase                     1,100
        Edward Sanchez, Jr.          09/05/2001          Purchase                      500
        Edward Sanchez, Jr.          09/05/2001          Purchase                      500
        Edward Sanchez, Jr.          09/07/2001          Purchase                     9,500
        Edward Sanchez, Jr.          09/07/2001          Purchase                     3,000
        Edward Sanchez, Jr.          09/07/2001          Purchase                     1,200
        Edward Sanchez, Jr.          09/07/2001          Purchase                      800
        Edward Sanchez, Jr.          09/07/2001          Purchase                      500
        Edward Sanchez, Jr.          09/17/2001          Purchase                    11,400
        Edward Sanchez, Jr.          09/17/2001          Purchase                     6,100
        Edward Sanchez, Jr.          09/17/2001          Purchase                     2,000
        Edward Sanchez, Jr.          09/17/2001          Purchase                      500
        Edward Sanchez, Jr.          10/11/2001            Sell                      10,500
        Edward Sanchez, Jr.          10/11/2001            Sell                       3,500
        Edward Sanchez, Jr.          10/11/2001            Sell                       3,500
        Edward Sanchez, Jr.          10/11/2001            Sell                       2,000
        Edward Sanchez, Jr.          10/11/2001            Sell                        500
        Edward Sanchez, Jr.          10/16/2001            Sell                       3,000
        Edward Sanchez, Jr.          10/16/2001            Sell                        600
        Edward Sanchez, Jr.          10/16/2001            Sell                       1,400
        Edward Sanchez, Jr.          10/16/2001            Sell                      13,400
        Edward Sanchez, Jr.          10/16/2001            Sell                       3,500
        Edward Sanchez, Jr.          10/16/2001            Sell                       1,000
        Edward Sanchez, Jr.          10/16/2001            Sell                        100
        Edward Sanchez, Jr.          10/16/2001            Sell                       2,000
        Edward Sanchez, Jr.          10/23/2001          Purchase                     6,100
        Edward Sanchez, Jr.          10/23/2001          Purchase                     1,000
        Edward Sanchez, Jr.          10/23/2001          Purchase                      500
        Edward Sanchez, Jr.          10/23/2001          Purchase                     9,900
        Edward Sanchez, Jr.          10/23/2001          Purchase                     3,700
        Edward Sanchez, Jr.          10/23/2001          Purchase                     1,400
        Edward Sanchez, Jr.          10/23/2001          Purchase                     1,400
        Edward Sanchez, Jr.          10/23/2001          Purchase                     1,000
        Edward Sanchez, Jr.          10/25/2001            Sell                       5,900
        Edward Sanchez, Jr.          10/25/2001            Sell                       1,100

                                       18


        Edward Sanchez, Jr.          10/25/2001            Sell                        500
        Edward Sanchez, Jr.          10/25/2001            Sell                        500
        Edward Sanchez, Jr.          10/25/2001            Sell                       6,100
        Edward Sanchez, Jr.          10/25/2001            Sell                       3,000
        Edward Sanchez, Jr.          10/25/2001            Sell                       2,000
        Edward Sanchez, Jr.          10/25/2001            Sell                       5,900
        Edward Sanchez, Jr.          10/26/2001            Sell                       5,000
        Edward Sanchez, Jr.          10/26/2001            Sell                       7,900
        Edward Sanchez, Jr.          10/26/2001            Sell                       1,100
        Edward Sanchez, Jr.          10/26/2001            Sell                        500
        Edward Sanchez, Jr.          10/26/2001            Sell                        500
        Edward Sanchez, Jr.          10/26/2001            Sell                       9,500
        Edward Sanchez, Jr.          10/26/2001            Sell                       3,000
        Edward Sanchez, Jr.          10/26/2001            Sell                       1,200
        Edward Sanchez, Jr.          10/26/2001            Sell                        800
        Edward Sanchez, Jr.          10/26/2001            Sell                        500
        Edward Sanchez, Jr.          10/26/2001            Sell                      11,400
        Edward Sanchez, Jr.          10/26/2001            Sell                       6,100
        Edward Sanchez, Jr.          10/26/2001            Sell                       2,000
        Edward Sanchez, Jr.          10/26/2001            Sell                        500
        Edward Sanchez, Jr.          10/29/2001          Purchase                     4,500
        Edward Sanchez, Jr.          10/29/2001          Purchase                     1,500
        Edward Sanchez, Jr.          10/29/2001          Purchase                      600
        Edward Sanchez, Jr.          10/29/2001          Purchase                      400
        Edward Sanchez, Jr.          10/30/2001            Sell                       6,100
        Edward Sanchez, Jr.          10/30/2001            Sell                       1,000
        Edward Sanchez, Jr.          10/30/2001            Sell                        500
        Edward Sanchez, Jr.          11/06/2001          Purchase                      600
        Edward Sanchez, Jr.          11/06/2001          Purchase                     7,400
        Edward Sanchez, Jr.          11/06/2001          Purchase                     2,600
        Edward Sanchez, Jr.          11/06/2001          Purchase                     4,400
        Edward Sanchez, Jr.          11/06/2001          Purchase                     5,600
        Edward Sanchez, Jr.          11/06/2001          Purchase                      400
        Edward Sanchez, Jr.          11/06/2001          Purchase                     1,900
        Edward Sanchez, Jr.          11/06/2001          Purchase                     1,000
        Edward Sanchez, Jr.          11/06/2001          Purchase                      900
        Edward Sanchez, Jr.          11/06/2001          Purchase                      800
        Edward Sanchez, Jr.          11/09/2001            Sell                       9,900
        Edward Sanchez, Jr.          11/09/2001            Sell                       3,700
        Edward Sanchez, Jr.          11/09/2001            Sell                       1,400
        Edward Sanchez, Jr.          11/13/2001            Sell                       1,400
        Edward Sanchez, Jr.          11/13/2001            Sell                       1,000
        Edward Sanchez, Jr.          11/13/2001            Sell                       4,500
        Edward Sanchez, Jr.          11/13/2001            Sell                       1,500
        Edward Sanchez, Jr.          11/13/2001            Sell                        600
        Edward Sanchez, Jr.          11/13/2001            Sell                        400
        Edward Sanchez, Jr.          11/13/2001            Sell                        600
        Edward Sanchez, Jr.          11/16/2001          Purchase                    17,950
        Edward Sanchez, Jr.          11/16/2001          Purchase                     3,050
        Edward Sanchez, Jr.          11/16/2001          Purchase                     3,000
        Edward Sanchez, Jr.          11/16/2001          Purchase                      500
        Edward Sanchez, Jr.          11/16/2001          Purchase                      400
        Edward Sanchez, Jr.          11/16/2001          Purchase                      100
        Edward Sanchez, Jr.          11/19/2001          Purchase                    18,900
        Edward Sanchez, Jr.          11/19/2001          Purchase                     3,100
        Edward Sanchez, Jr.          11/19/2001          Purchase                     1,900

                                       19


        Edward Sanchez, Jr.          11/19/2001          Purchase                      100
        Edward Sanchez, Jr.          11/19/2001          Purchase                      400
        Edward Sanchez, Jr.          11/19/2001          Purchase                      100
        Edward Sanchez, Jr.          11/19/2001          Purchase                      200
        Edward Sanchez, Jr.          11/19/2001          Purchase                      200
        Edward Sanchez, Jr.          11/19/2001          Purchase                      100
        Edward Sanchez, Jr.          12/04/2001            Sell                       7,400
        Edward Sanchez, Jr.          12/04/2001            Sell                       2,600
        Edward Sanchez, Jr.          12/04/2001            Sell                       4,400
        Edward Sanchez, Jr.          12/04/2001            Sell                       5,600
        Edward Sanchez, Jr.          12/05/2001            Sell                        400
        Edward Sanchez, Jr.          12/05/2001            Sell                       1,900
        Edward Sanchez, Jr.          12/05/2001            Sell                       1,000
        Edward Sanchez, Jr.          12/05/2001            Sell                        900
        Edward Sanchez, Jr.          12/05/2001            Sell                        800
        Edward Sanchez, Jr.          12/12/2001            Sell                      17,950
        Edward Sanchez, Jr.          12/12/2001            Sell                       3,050
        Edward Sanchez, Jr.          12/12/2001            Sell                       3,000
        Edward Sanchez, Jr.          12/12/2001            Sell                        500
        Edward Sanchez, Jr.          12/12/2001            Sell                        400
        Edward Sanchez, Jr.          12/12/2001            Sell                        100
        Edward Sanchez, Jr.          12/28/2001            Sell                      18,900
        Edward Sanchez, Jr.          12/28/2001            Sell                       3,100
        Edward Sanchez, Jr.          12/28/2001            Sell                       1,900
        Edward Sanchez, Jr.          12/28/2001            Sell                        100
        Edward Sanchez, Jr.          12/28/2001            Sell                        400
        Edward Sanchez, Jr.          12/28/2001            Sell                        100
        Edward Sanchez, Jr.          12/28/2001            Sell                        200
        Edward Sanchez, Jr.          12/28/2001            Sell                        200
        Edward Sanchez, Jr.          12/28/2001            Sell                        100
        Edward Sanchez, Jr.           01/04/02             Sell                       7,600
        Edward Sanchez, Jr.           01/04/02             Sell                       4,000
        Edward Sanchez, Jr.           01/04/02             Sell                       1,200
        Edward Sanchez, Jr.           01/04/02             Sell                        500
        Edward Sanchez, Jr.           01/04/02             Sell                        500
        Edward Sanchez, Jr.           01/04/02             Sell                        400
        Edward Sanchez, Jr.           01/04/02             Sell                        300
        Edward Sanchez, Jr.           01/04/02             Sell                        300
        Edward Sanchez, Jr.           01/04/02             Sell                        100
        Edward Sanchez, Jr.           01/04/02             Sell                        100
        Edward Sanchez, Jr.           01/08/02             Sell                       8,200
        Edward Sanchez, Jr.           01/08/02             Sell                       1,800
        Edward Sanchez, Jr.           01/09/02             Sell                      10,000
        Edward Sanchez, Jr.           01/11/02             Sell                       8,000
        Edward Sanchez, Jr.           01/15/02             Sell                       7,000
        Edward Sanchez, Jr.           01/16/02             Sell                       9,100
        Edward Sanchez, Jr.           01/16/02             Sell                       8,900
        Edward Sanchez, Jr.           01/16/02             Sell                       5,100
        Edward Sanchez, Jr.           01/16/02             Sell                        800
        Edward Sanchez, Jr.           01/16/02             Sell                        600
        Edward Sanchez, Jr.           01/16/02             Sell                        500
        Edward Sanchez, Jr.            01/1702             Sell                      14,200
        Edward Sanchez, Jr.           01/17/02             Sell                        800
        Edward Sanchez, Jr.           01/24/02             Sell                       6,500
        Edward Sanchez, Jr.           01/24/02             Sell                       1,200
        Edward Sanchez, Jr.           01/24/02             Sell                        800

                                       20


        Edward Sanchez, Jr.           01/24/02             Sell                        600
        Edward Sanchez, Jr.           01/24/02             Sell                        500
        Edward Sanchez, Jr.           01/24/02             Sell                        400
        Edward Sanchez, Jr.           02/27/02             Sell                       5,000
        Edward Sanchez, Jr.           04/30/02             Sell                       5,900
        Edward Sanchez, Jr.           04/30/02             Sell                       1,500
        Edward Sanchez, Jr.           04/30/02             Sell                       1,300
        Edward Sanchez, Jr.           04/30/02             Sell                        800
        Edward Sanchez, Jr.           04/30/02             Sell                        500
        Edward Sanchez, Jr.           04/30/02             Sell                        100
            Sean Sears               11/06/2002            Sell                       3,000
            Sean Sears               11/08/2002            Sell                       2,500
            Sean Sears               11/26/2002            Sell                       1,400
            Sean Sears               12/27/2002            Sell                        550
            Sean Sears               01/28/2003            Sell                       4,000


                                    -------

ARRANGEMENTS, INTERESTS AND TRANSACTIONS

         No Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Mercator, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

         No Participant, no associate of any Participant and no person who is a party to any arrangement or understanding pursuant to which a Strategic Software nominee is proposed to be elected has any arrangement or understanding with any person with respect to any future employment by Mercator or its affiliates or with respect to any future transactions to which Mercator or any of its affiliates will or may be a party.

         Participants who are Strategic Software nominees are expected to receive customary compensation from Mercator in exchange for their services as directors, if elected. The Strategic Software nominees also have an interest in the solicitation through the agreements described in Strategic Software's proxy statement under the heading "Strategic Software's Nominees -- Certain Information About Our Nominees."

                                                                         ANNEX B
                        INFORMATION REGARDING THE COMPANY

         Based upon Mercator's annual report on Form 10-K for the fiscal year ended December 31, 2001, the mailing address of the principal executive offices of Mercator is 45 Danbury Road, Wilton, Connecticut 06897.

STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGMENT

         Based upon Mercator's proxy statement on Schedule 14A with respect to its 2002 annual meeting of stockholders, the following table sets forth certain information with respect to the beneficial ownership of Mercator common stock as of April 8, 2002 by: (i) each stockholder known by Strategic Software to be the beneficial owner of more than 5% of the Company's common stock; (ii) each director; (iii) the Company's current Chief Executive Officer, each of the Company's four other most highly compensated executive officers; and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the beneficial owners have sole voting and investment power (subject to community property laws where applicable) as to all of the shares beneficially owned by them.

NAME AND ADDRESS OF BENEFICIAL                    AMOUNT AND NATURE OF            PERCENT OF OUTSTANDING
OWNER (1)                                          BENEFICIAL OWNERSHIP               COMMON STOCK (2)
------------------------------------------- -------------------------------- --------------------------------
Brookside Capital Partners Fund, L.P                1,901,384 (3)                           5.6%
Ernest E. Keet                                      1,636,867 (4)                           4.8%
Vanguard Atlantic Ltd
Bear Stearns Asset Management Inc.                  1,612,700 (5)                           4.8%
Constance F. Galley                                   953,804 (6)                           2.8%
Roy C. King                                           685,548 (7)                           2.0%
James P. Schadt                                       557,957 (8)                           1.6%
Kenneth J. Hall                                       210,081 (9)                           *
David S. Linthicum                                    158,033 (10)                          *
David M. Raye                                          91,998 (11)                          *
Dennis G. Sisco                                        80,000 (12)                          *
Mark W. Register                                       69,054 (13)                          *
Mark C. Stevens                                        38,000 (14)                          *
Michael E. Lehman                                      20,000 (15)                          *
All executive officers and directors as a           4,999,382 (16)                         13.6%
group (18 persons)

* Less than 1%

(1) Except as otherwise noted, the address of record is c/o Mercator Software, Inc., 45 Danbury Road, Wilton, CT 06897.

(2) Based upon a total of (i) 33,824,000 shares of Common Stock outstanding as of April 8, 2002, and (ii) shares of Common Stock issuable pursuant to options and warrants held by the respective person or group which may be exercised within 60 days of April 8, 2002. Shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days of April
8, 2002 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Based upon a Schedule 13G dated February 14, 2002. The address of Brookside
Capital Partners Fund, L.P. is 111 Huntington Avenue, Boston, MA 02199. Mr. Roy
Edgar Brakeman III has voting and investment control over the Company's securities owned by Brookside Capital Partners Fund, L.P.

(4) Consists of 68,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002, 250,000 shares of Common Stock held of record by Vanguard Atlantic Ltd. ("Vanguard"), 50,000

                                       22


shares of Common Stock held of record by the Ernest E. & Nancy R. Keet
Foundation, 413,761 shares of Common Stock held of record by the Ernest E. Keet
Grantor Retained Annuity Trust, 734,020 shares of Common Stock held of record by the Ernest E. & Nancy R. Keet Family Trust, and 121,086 shares of Common Stock held of record by Mr. Keet. Mr. Keet exercises voting and investment power with respect to the shares held by the Ernest E. & Nancy R. Keet Foundation, the Ernest E. Keet Grantor Retained Annuity Trust, and the Ernest E. & Nancy R. Keet
Family Trust. Mr. Keet is the President of Vanguard and exercises voting and investment power with respect to its shares of the Company's Common Stock and may be deemed to beneficially own the shares owned by such entity. Mr. Keet disclaims beneficial ownership of the shares held by Vanguard, the Ernest E. &
Nancy R. Keet Foundation, the Ernest E. & Nancy R. Keet Family Trust, and by the
Ernest E. Keet Grantor Retained Annuity Trust, except to the extent of his pecuniary interest therein. The address of Vanguard is P. O. Box 1360, Saranac
Lake, NY 12983 and the address of M. Keet is c/o Vanguard, P.O. Box 1360,
Saranac Lake, NY 12983.

(5) Based upon a Schedule 13G dated February 6, 2002. Includes 1,606,300 shares over which Bear Stearns reports having sole voting power and 6,400 shares over which Bear Stearns reports having shared voting power. The address of Bear
Stearns Asset Management Inc. is 383 Madison Avenue, 27th Floor, New York, NY
10179.

(6) Consists of 423,922 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002, 50,010 shares of Common Stock issuable upon exercise of warrants, and 472,872 shares of Common
Stock held of record by Ms. Galley. Also includes approximately 7,000 shares of Common Stock owned by Ms. Galley's husband, Richard Galley, with respect to which Ms. Galley disclaims beneficial ownership.

(7) Consists of 651,562 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 33,986 shares of Common Stock held of record by Mr. King.

(8) Consists of 503,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 47,957 shares of Common Stock held of record by Mr. Schadt. Also includes 7,000 shares of Common
Stock held by Mr. Schadt's wife, Barbara Schadt.

(9) Consists of 199,915 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 10,166 shares of Common Stock held of record by Mr. Hall.

(10) Consists of 158,033 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002.

(11) Consists of 88,625 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 3,373 shares of Common Stock held of record by Mr. Raye.

(12) Consists of 65,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 15,000 shares of Common Stock held of record by Mr. Sisco.

(13) Consists of 65,703 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 3,351 shares of Common Stock held of record by Mr. Register.

(14) Consists of 37,500 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 8, 2002 and 500 shares of Common Stock held of record by The Stevens-Murphy Living Trust, of which Mr.
Stevens and his wife are Trustees. Mr. Stevens transferred his outstanding options to The Stevens-Murphy Living Trust on February 25, 2002.

(15) Mr. Lehman was appointed to the board of directors on April 12, 2002. His holdings are as of such date and consist of 20,000 shares of Common Stock held of record by Mr. Lehman.

                                       23


(16) Includes an aggregate of 2,809,310 shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of April 8, 2002.


                                                                      APPENDIX C

                          PROXY SOLICITED ON BEHALF OF
                        STRATEGIC SOFTWARE HOLDINGS, LLC

                     PRELIMINARY COPY SUBJECT TO COMPLETION
                              DATED MARCH 14, 2003


         The undersigned stockholder of Mercator Software, Inc., a Delaware corporation (the "Company"), on _____________, 2003 (the "record date"), hereby appoints ________________, with full power of substitution to act as proxy for the undersigned, and to vote all shares of common stock of the Company, which the undersigned would be entitled to vote if personally present at the 2003 Annual Meeting of Stockholders of the Company to be held on _________, 2003, and at any and all postponements, adjournments and reschedulings thereof as indicated on this proxy.

         IF YOU SIGN, DATE AND RETURN THIS CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF EACH OF THE PROPOSALS. IF YOU VOTE OR ABSTAIN WITH RESPECT TO ONE OR MORE OF THE FOLLOWING PROPOSALS, THIS PROXY CARD WILL REVOKE ANY PREVIOUSLY EXECUTED REVOCATION OF PROXY WITH RESPECT TO SUCH PROPOSALS.

         [X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

         STRATEGIC SOFTWARE STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF PROPOSALS NOS. 1 AND 2.

         Proposal No. 1 -- Election of Rodney Bienvenu, Peter J. Boni, Daniel Hoogterp, Edward Sanchez, Jr., Sean P. Sears and Michael R. Wodopian as directors

         FOR [  ]          AGAINST [  ]              ABSTAINS  [  ]

         (Instruction: If you wish to vote for the election of certain of the nominees, but not all of them, check the "FOR" box above and write the name of each such person you do not wish elected in the following space:____________________________________. If no box is marked above with respect to this Proposal, the undersigned will be deemed to vote for such Proposal, except that the undersigned will not be deemed to vote for the election of any candidate whose name is written in the space provided above.)

         Proposal No. 2 - Repeal of any new by-laws or amendments to existing By-laws adopted by the board of directors on or since March 14, 2003

         FOR [  ]          AGAINST [  ]              ABSTAINS  [  ]

         And in the discretion of the proxies appointed hereunder, on such other business as may properly come before the meeting.

                                          Dated:
                                                --------------------------------

                                 Signature:
                                           -------------------------------------

                        Signature (if held jointly):
                                                    ----------------------------

                        Title or Authority:
                                           -------------------------------------

Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.

PLEASE MARK, SIGN AND DATE THIS PROXY BEFORE MAILING THE PROXY IN THE ENCLOSED ENVELOPE.

         If you have any questions about our solicitation, or need any assistance in voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll-free, at 1-888-750-5834.